THE NEW ECONOMY FUND

1995 Annual Report
For the year ended November 30

[The American Funds Group(R)]
RESULTS AT A GLANCE

FISCAL 1995 TOTAL RETURN

for the 12 months ended November 30, 1995 (with all distributions reinvested)

THE NEW ECONOMY FUND                           +23.2%
STANDARD & POOR'S 500 COMPOSITE INDEX          +37.0



LIFETIME TOTAL RETURN
                                                            AVERAGE
for the period December 1, 1983                              ANNUAL
to November 30, 1995                           LIFETIME     COMPOUND
(with all distributions reinvested)            RETURN       RETURN
THE NEW ECONOMY FUND                           +440.9%      +15.1%
STANDARD & POOR'S 500 COMPOSITE INDEX          +446.3       +15.2

The New Economy Fund(R) is designed to help you participate in the many investment opportunities that are being created as society continues to shift from producing standardized goods to providing a wide array of services. The fund has the flexibility to invest all over the world in industries ranging from broadcasting and publishing to banking and insurance, gas and electric utilities to cable television, cellular telephones to merchandising, entertainment to computer software, and airlines to health care -- all of which are benefiting from the accelerating demand for services and information.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 1995 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $50,000 or more.

                                                          Average
                                                           Annual
                                                          Compound
                                         Total             Return
                                         Return

Ten years                                +247.80%         +13.27%
Five years                               +112.87          +16.31
One year                                 +17.21           --

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

[Sidebar]
New Economy's fiscal 1995 results were achieved in an environment of rising corporate earnings, benign inflation and declining interest rates.
[End Sidebar]

WHERE THE FUND'S ASSETS ARE INVESTED (as of 11/30/95)

                                            Percent of
Country                                     Net Assets

United States                               60.98%
Sweden                                      3.04
United Kingdom                              2.13
Netherlands                                 2.05
Mexico                                      1.97
Australia                                   1.58
Germany                                     1.22
Hong Kong                                   1.18
Japan                                       1.09
New Zealand                                 1.05
Denmark                                     .87
Spain                                       .83
Italy                                       .77
Brazil                                      .62
France                                      .51
Other countries                             4.74
                                            -----

                                            84.63
Cash & Equivalents                          15.37
                                            =====

Total                                       100.00%


FELLOW SHAREHOLDERS

The New Economy Fund posted a solid gain in fiscal 1995. For the 12 months ended November 30, the value of your holdings rose 23.2% if, like most shareholders, you reinvested income dividends totaling 18 cents a share and a 68-cent capital gain distribution that were paid during the period.

     This was the fourth time in the past five years -- and the eighth time since operations began in 1983 -- that New Economy has recorded a fiscal-year increase of more than 20%. Over its lifetime, the fund has produced a total return of 440.9% and an average annual compound growth rate of 15.1%. It ranks among the leaders in a small universe of comparable funds in existence throughout this 12-year period, according to Lipper Analytical Services, as the box on page 2 shows. Its ranking has varied over other periods.

     New Economy's fiscal 1995 results were achieved in an environment of rising corporate earnings, benign inflation and declining interest rates. This confluence of favorable factors created an unusually bullish atmosphere in the stock market, with prices moving sharply higher. The unmanaged Standard & Poor's 500 Composite Index, a broad measure of the U.S. market, rose 37.0% for the 12 months on a total return basis. Other unmanaged indexes also registered large increases, with the Dow Jones Industrial Average rising nearly 40% and piercing the 5000 mark toward year-end.

     By historical standards, this bull market is clearly in a mature phase. It has been 62 months since stock prices have experienced a correction of at least 10%. Until now, the longest interval between such corrections was 45 months, and the average is 21 months. This upward movement of prices has depressed the dividend yield on the S&P 500 to an all-time low. In these circumstances it would not be surprising to see prices fall back at some point.

     New Economy participated extensively in the market's advance in fiscal 1995. The vast majority of our investments rose, with about two-thirds of them posting double-digit gains. Our U.S. holdings, which constitute the bulk of the portfolio, went up an estimated 36%. The fund lagged the S&P 500 for the 12 months partly because of relatively weak showings by investments outside the United States. As a group, they rose approximately 8% in U.S. dollar terms -- a little more than the average for all equity markets abroad -- and a few of them did considerably better than that; Internationale Nederlanden and Svenska Handelsbanken, two European financial firms that appear on our 10 Largest list, were up 48% and 47%, respectively.

     Our Latin American investments, however, were hit very hard. They represented about 3% of net assets on November 30. The largest of those holdings, Telefonos de Mexico (Mexico's principal phone company), fell 47% in the December-May period before rallying to some degree and closing the fiscal year down 38%.

     We believe that the worst is probably over for Mexican and other Latin American companies that remain in our portfolio. A number of them reorganized their operations, cut costs and strengthened themselves during the crisis stemming from the devaluation of the Mexican peso a year ago. In recent months their stocks have bounced back, albeit, as in the case of Telefonos, from a very low level.

     Unlike most growth funds, New Economy has a portfolio with a fairly large component of non-U.S stocks, currently amounting to about 24% of net assets. This allows the fund to participate in the growth of service and information companies all over the world, many of which are global firms that derive much of their revenue from markets outside their home country. These non-U.S. investments have made a strong contribution to the fund's results in years past, and we believe they will do so again in the future.

     New Economy trailed the S&P 500 in fiscal '95 for other reasons as well. With stock prices in the U.S. bubbling upward, we maintained a relatively cautious investment approach and a cash reserve averaging a little under 20% of assets and ending the year at 15%. The index, of course, represents a "fully invested" fund.

     In addition, New Economy did not participate to any great extent in the hottest part of the U.S. market: high-technology stocks. They are well represented in the index. Many of them, in our view, were overvalued during the year.

     Interestingly, in the second half of fiscal 1995, NEF's results matched exactly the performance of the S&P 500. Both recorded 15% gains on a reinvested basis. Along with our Latin American holdings, our cable television stocks firmed up during this period, as Congress began working on legislation which could benefit that industry; in the first half, poor showings by those stocks hurt the fund's results. Meanwhile, our banking and other interest-rate-sensitive investments -- another area where the fund is rather heavily concentrated -- were helped by a steady decline in rates in the final half of the year.

     As we look ahead, we find good reason to be optimistic about the long-range prospects for the services and information-oriented companies represented in New Economy's portfolio. We believe, by and large, they are growing, well-managed firms that can look forward to increasing prosperity in the years to come. Over time, that prosperity should be reflected in higher prices for their stocks.

     On the following pages, we invite you to meet some interesting members of our shareholder family who are institutional investors.

Cordially,

Robert B. Egelston
Chairman of the Board

William R. Grimsley
President

January 18, 1996

NEW ECONOMY VS. OTHER GROWTH FUNDS

Over its 12-year lifetime, The New Economy Fund has done significantly better than the vast majority of its peers on a total return basis. Through November 30, it ranked in the top 13% (15th of 124) among U.S. growth funds in existence throughout this period, according to Lipper Analytical Services, a leading mutual fund rating service. For the 10 years ended December 31, New Economy finished in the top 35% of its universe (53rd of 153 comparable funds); for the five years ended December 31, it was in the top 29% (67th of 237). Partly because of its focus on certain segments of the economy, your fund often trails the majority of its peers over shorter periods. Calendar 1995 was an illustration of that. For the 12 months ended December 31, NEF ranked 480th of 572 U.S. growth funds tracked by Lipper. Lipper rankings do not reflect the effects of sales charges.

[Sidebar]
We find good reason to be optimistic about the long-range prospects for the services and information-oriented companies represented in New Economy's portfolio.
[End Sidebar]

NEF'S 10 LARGEST HOLDINGS
                                            Percent of
                                            Net Assets

Tele-Communications,
Series A, TCI Group                         3.09%
Federal National Mortgage                   2.49
Internationale Nederlanden                  2.05
United HealthCare                           1.89
Time Warner                                 1.70
Viking Office Products                      1.45
Svenska Handelsbanken                       1.38
AirTouch Communications                     1.34
EXEL                                        1.31
Telefonos de Mexico                         1.26


HOW A $10,000 INVESTMENT HAS GROWN

Here's how a $10,000 investment grew between December 1, 1983 -- when The New Economy Fund began operations -- and November 30, 1995, the end of its latest fiscal year. As you can see, the $10,000 would have increased to $50,984 with all distributions reinvested, an average increase of 14.5% a year. The fund's year-by-year results appear under the chart.

AVERAGE ANNUAL COMPOUND RETURNS*
(for periods ended November 30, 1995)

Ten Years                                   +13.84%
Five Years                                  +17.03%
One Year                                    +16.16%

*Assumes reinvestment of all distributions and payment of the 5.75% sales charge at the beginning of the stated periods.

$54,634 /1/
S&P 500 Composite Index

$50,984/1/ /2/ /3/
NEF with dividends reinvested

$42,960/1/ /4/
Lipper Growth Funds Index

$15,178/5/
Consumer Price Index (inflation)

$10,000/2/
original investment

YEAR ENDED NOVEMBER 30          1984         1985          1986        1987         1988         1989
TOTAL VALUE
DIVIDENDS REINVESTED            --           $199          140         367          315          421
VALUE AT YEAR-END/2/            $9,485       13,144        15,950      15,093       18,462       25,269
NEF TOTAL RETURN                (5.2)%       38.6          21.3        (5.4)        22.3         36.9




YEAR ENDED NOVEMBER 30          1990         1991          1992        1993         1994         1995
TOTAL VALUE
Dividends Reinvested            566          589           328         189          307          517
Value at Year-End/2/            21,886       26,413        32,641      42,631       41,376       50,984
NEF Total Return                (13.4)       20.7          23.6        30.6         (2.9)        23.2


Average annual compound return for 12 years:  14.5%/2/


/1/All results are calculated with dividends reinvested.

/2/These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments.

/3/Includes reinvested dividends of $3,938 and reinvested capital gain distributions of $14,750.

/4/This index tracks the 30 largest growth funds
(representing about 58% of all growth fund assets).

/5/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The S&P index is unmanaged and does not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.

INSTITUTIONAL INVESTORS:  AN IMPORTANT PART OF OUR SHAREHOLDER FAMILY

The New Economy Fund's 330,000 shareholders include individuals and couples of all ages, from all walks of life, as well as some 30,000 corporations, colleges, foundations and other institutions. The combined holdings of these institutional investors amount to more than $500 million, over a third of which is in accounts worth at least $100,000. While these 30,000 investors represent only about 10% of the fund's shareholder family, their holdings account for nearly 17% of total assets.

     Knowing how thorough institutional investors can be when it comes to making financial decisions, we think it's particularly gratifying that so many have chosen New Economy. Typically, they have done so after reviewing the fund's track record and studying a wide range of investment alternatives.

     The requirements of these institutional shareholders tend to be rather strict. They want the opportunity for above-average returns while seeking a level of risk below that typically associated with growth funds, and at a cost or expense ratio below that charged by the majority of private managers. They also want clear, concise reporting statements and the convenience of being able to redeem or exchange shares at a moment's notice. On all of these counts, they are finding that The New Economy Fund, a member of The American Funds Group, fulfills their needs.

     Who are our institutional shareholders? Many of them are corporate retirement plans. Others are enterprises and organizations, such as hospitals and schools, that use NEF as a vehicle for investing excess funds, or to accumulate money for future expansion. A number of our institutional accounts are very large; some retirement plans, for example, have accumulated more money than the net worth of the companies themselves. Other accounts -- including the three you will meet on the following pages -- are more modest in size. They are family-run businesses and local or regional institutions similar to those you can find in small and medium-size communities all across America.

PRAIRIE GRASS AND WHITE SQUIRRELS

     When the Olney Central College Foundation was established in 1980, its primary purpose was to provide scholarships. Since then, its total endowment has grown to more than $1 million and its activities have expanded considerably. Today, the foundation buys computers for classrooms and exercise equipment for the student fitness center. It has helped finance trips for the college band as well as the creation of a five-acre preserve with prairie grass of a type that covered much of southern Illinois, including the Olney area, in the days of Daniel Boone.

     The money for these projects comes from donations and from income earned on assets (most of which are earmarked for scholarships). Working with a local financial adviser, the foundation over the years has built up a diversified portfolio that includes income-oriented investments as well as The New Economy Fund and other holdings oriented toward long-term growth.

     "We decided that we want to be involved in other things besides scholarships," says Chris Berger, who has been president of the Olney Central College Foundation since 1985. "Our investments, including New Economy, have generally been doing very well. Our endowment continues to grow, and we're constantly looking at new projects." One large project under consideration is the construction of student dormitories.

     Olney is a farming town of about 10,000; the college's student body numbers about 1,800. Its unofficial mascot, and the town's principal icon, is the white squirrel. A rare breed of such squirrels makes its home in Olney. Each year, the school's biology students fan out across the town to take a census of this squirrel population. "We're a community that's proud of our college, our kids and our squirrels," says Chris. "It's a great feeling to be able to help out in so many different ways."

[Photo Caption]
Chris Berger (below left), president of the Olney Central College Foundation, visits the campus's prairie preserve with Dan Tahtinen, the school's dean of instruction.
[End Photo Caption]

[Photo Caption]
At their company's Lubbock headquarters, Ethel and Don McLeod pause for a portrait by a paging terminal that tracks messages for more than 500 clients. [End Photo Caption]

CELLULAR, PAGING AND VOICE MAIL

     New Economy's institutional shareholders include a great many family-owned businesses, a number of which are in service and information industries, the dynamic area of the economy where the fund invests. Stenocall/Radio Paging is a case in point. Based in Lubbock, on the plains of western Texas, this enterprising firm provides thousands of clients with paging, voice mail, cellular phones, answering systems and other communications products and services.

     Stenocall/Radio Paging is run by Ethel McLeod, who started it with $1,500 in 1954, and by her husband, Don, who joined the firm in 1969. Ethel had been a stenographer in an eight-to-five job when she decided to go into business for herself. "I thought it would be nice to have my own company so I wouldn't have to get up and go to work every day if I didn't feel like it," she recalls. "After about a week I realized things weren't going to be that easy, not if I wanted to succeed."

     Since the mid-'50s, the McLeods' company has grown steadily and worked its way through various technologies. Among them: old-fashioned PBX switchboards, manually operated paging systems and two-way mobile radios (the predecessor of cellular phones). What's next? "We're studying the new generation of personal communications systems," says Don, "but we haven't made any decisions yet."

     In 1985, acting on the advice of a local broker, the McLeods set up a profit-sharing plan at their company. Its investments include New Economy and four other American Funds. Two years after starting the plan, the stock market plunged (in October, 1987). "That was pretty rough," says Don, who follows the ups and downs of the market closely. "But our company has been around for a long time, and it has bounced back after some difficult periods. We figured that the stock market would probably do the same -- and, of course, it did."

FUEL, FLYING, POLITICS AND ICE

     Another family-owned firm and New Economy shareholder operating in the service segment of the economy is MIFCO, Manassas Ice and Fuel Company. MIFCO supplies fuel, heating oil and bagged ice to customers in an area of northern Virginia that is the site of a well-known Civil War battlefield.

     MIFCO is run by Harry Parrish, a Virginia state legislator and former mayor of Manassas, and by his son, Hal, a Manassas city councilman. Along with politics, a love of flying runs through the Parrish family. Hal is a pilot and served in the Air Force. Harry flew military transports from India over the Himalaya mountains into China during World War II; his brother, Frank, also an Air Force officer during that war, runs a MIFCO subsidiary that sells frozen food. "We're a close-knit family and we all seem to have a lot of the same interests," says Hal.

     The company has been a family operation since the 1920s, when it was founded by Harry's father. In those days, one of its principal businesses was supplying 300-pound blocks of ice to restaurants and homes with ice boxes. "Delivering those big blocks was one of my jobs as a kid," says Harry.

     MIFCO's growth over the years has closely paralleled that of Manassas itself, a country town that has developed into a small city with a population of more than 30,000; it has become part of suburban Washington. The company now has 19 delivery trucks and vans, and 34 employees. Several years ago, with the help of their stockbroker, the Parrishes set up a retirement plan for employees as well as a corporate reserve account to accumulate money for future capital expenditures. Both the plan and the reserve account are invested in New Economy and three other American Funds.

[Photo Caption]
Hal Parrish and his father, Harry, run a service-oriented business that includes the delivery of fuel oil by truck to customers in northern Virginia. [End Photo Caption]

THE NEW ECONOMY FUND
Investment Portfolio, November 30, 1995

LARGEST HOLDINGS BY INDUSTRY

Broadcasting & Publishing        14.98%
Telecommunications                8.94%
Banking                           8.36%
Insurance                         8.24%
Merchandising                     7.48%
All Other Industries             36.63%
Cash & Equivalents               15.37%

                                                                               MARKET         PERCENT

Stocks                                                        SHARES           VALUE          OF NET

(Common and Preferred )                                                        (000)          ASSETS

----------------------------------------                      -----------      ---------      --------

BROADCASTING & PUBLISHING - 14.98%

Tele-Communications, Inc., Series A, TCI Group/1/             5,877,067        $108,726       3.09%

 (Formerly Tele-Communications, Inc.)

Time Warner Inc.                                              1,488,000        59,520         1.70

Tele-Communications, Inc., Series A, Liberty Media

 Group (Formerly Liberty Media Corp.)/1/                      1,545,866        43,284         1.23

Comcast Corp., Class A, special stock                         2,050,000        40,487         1.15

Viacom Inc., Class B/1/                                       750,000          36,187         1.03

Gaylord Entertainment Co., Class A                            1,344,000        33,936         .96

News Corp. Ltd. (Australia)                                   2,066,943        10,842

News Corp. Ltd. (American Depositary

 Receipts)                                                    470,000          9,870

News Corp. Ltd., preferred shares                             1,042,295        4,987

News Corp. Ltd., preferred shares

 (American Depositary Receipts)                               235,000          4,436          .86

Capital Cities/ABC, Inc.                                      240,000          29,670         .84

International Family Entertainment, Inc.,

 Class B/1/                                                   1,250,000        23,281         .66

Tele-Communications International, Series A/1/                735,000          17,273         .49

Grupo Televisa, SA (American Depositary

 Receipts) (Mexico)                                           738,300          15,966         .45

Arnoldo Mondadori Editore SpA (Italy)                         1,950,000        15,227         .43

Turner Broadcasting System, Inc., Class B                     469,627          13,150         .37

Chris-Craft Industries, Inc./1/                               300,000          12,338         .35

LIN Television Corp./1/                                       420,000          12,075         .34

CANAL+ (France)                                               59,646           10,851         .31

News International PLC (United Kingdom)                       1,300,000        6,109          .17

Western Publishing Group, Inc./1/                             500,000          4,500          .13

New York Times Co., Class A                                   150,000          4,425          .13

TeleWest Communications PLC (American

 Depositary Receipts) (United Kingdom)/1/                     172,000          4,386          .12

Westcott Communications, Inc./1/                              300,000          4,275          .12

Dow Jones & Co., Inc.                                         50,000           1,919          .05

TELECOMMUNICATIONS - 8.94%

AirTouch Communications/1/                                    1,625,000        47,328         1.34

Telefonos de Mexico, SA de CV, Class L

 (American Depositary Receipts) (Mexico)                      1,341,960        44,285         1.26

Telecom Corp. of New Zealand Ltd. (New Zealand)/2/            8,810,480        36,850         1.05

Tele Danmark AS, Class B (American Depositary

 Receipts) (Denmark)                                          704,700          19,644

Tele Danmark AS, Class B                                      200,000          10,877         .87

Vodafone Group PLC (American Depositary

 Receipts) (United Kingdom)                                   575,000          20,772         .59

Octel Communications Corp./1/                                 600,000          19,725         .56

MCI Communications Corp.                                      720,000          19,260         .55

Telecomunicacoes Brasileiras SA, preferred

 nominative (American Depositary Receipts)

 (Brazil)                                                     373,291          17,918         .51

AT&T Corp.                                                    200,000          13,200         .37

Telefonica de Espana, SA (American

 Depositary Receipts) (Spain)                                 170,000          7,055

Telefonica de Espana, SA                                      400,000          5,509          .36

ALLTEL Corp.                                                  420,000          12,390         .35

Technology Resources Industries Bhd.

 (Malaysia)                                                   4,320,000        12,090         .34

STET-Societa Finanziaria Telefonica p.a.

 (Italy)                                                      4,300,000        11,713

STET-Societa Finanziaria Telefonica p.a.,

 preferred shares                                             150,000          294            .34

BCE Mobile Communications Inc. (Canada)/1/                    325,000          10,403         .29

Nortel Inversora SA, preferred shares,

 Series B (American Depositary Receipts)

 (Argentina)/2/                                               284,000          3,976          .11

Pakistan Telecommunication Corp. (Global

  Depositary Receipts) (Pakistan)/1/ /2/                      21,800           1,657          .05

BANKING - 8.36%

Svenska Handelsbanken Group, Class A (Sweden)                 2,410,000        48,675         1.38

Banc One Corp.                                                800,000          30,500         .87

Old Kent Financial Corp.                                      630,000          25,515         .72

First Interstate Bancorp                                      175,000          23,450         .67

Mercantile Bancorporation Inc.                                510,000          23,396         .66

Norwest Corp.                                                 630,000          20,790         .59

Golden West Financial Corp.                                   350,000          17,894         .51

Washington Mutual Savings Bank                                567,500          16,032         .46

Charter One Financial, Inc.                                   450,000          14,400         .41

Australia and New Zealand Banking Group Ltd.

 (Australia)                                                  3,218,711        14,349         .41

Banco de Santander, SA (Spain)                                270,000          12,577         .36

Stadshypotek AB, Class A (Sweden)                             500,000          10,060         .29

West One Bancorp                                              180,000          8,955          .25

Mercantile Bankshares Corp.                                   250,000          7,094          .20

Grupo Financiero Banamex Accival, SA de CV,

 Series L (Mexico)                                            2,885,500        4,111

Grupo Financiero Banamex Accival, SA de CV,

 Series B                                                     1,745,000        2,686          .19

Hibernia Corp., Class A                                       500,000          5,250          .15

Keystone Financial, Inc.                                      150,000          4,669          .13

Banco Popular Espanol, SA (Spain)                             24,000           4,025          .11

INSURANCE - 8.24%

Internationale Nederlanden Groep NV

 (Netherlands)                                                649,075          42,444

Internationale Nederlanden Groep NV, warrants,

 expire 2001/1/                                               8,800,000        29,695         2.05

EXEL Ltd. (Bermuda)                                           740,000          46,157         1.31

PartnerRe Holdings Ltd. (Bermuda)                             1,320,000        34,980         .99

CKAG Colonia Konzern AG (Germany)                             27,900           20,421

CKAG Colonia Konzern AG, preferred shares                     5,330            3,147          .67

PMI Group, Inc.                                               405,100          19,242         .55

AMBAC Inc.                                                    350,000          15,444         .44

TIG Holdings, Inc.                                            525,000          14,175         .40

American International Group, Inc.                            150,000          13,462         .38

Cincinnati Financial Corp.                                    200,000          12,400         .35

Dowa Fire and Marine Insurance Co., Ltd.

 (Japan)                                                      2,200,000        11,108         .31

Irish Life PLC (Ireland)                                      2,507,465        9,680          .27

Selective Insurance Group, Inc.                               210,000          7,980          .23

Nippon Fire and Marine Insurance Co., Ltd.

 (Japan)                                                      1,230,000        7,006          .20

Trenwick Group Inc.                                           60,000           3,075          .09

MERCHANDISING - 7.48%

Viking Office Products, Inc./1/                               1,110,000        51,060         1.45

Giordano Holdings Ltd. (Hong Kong)                            33,436,000       30,047         .85

Consolidated Stores Corp./1/                                  1,200,000        29,700         .84

H & M Hennes & Mauritz AB, Class B (Sweden)                   320,000          19,877         .56

Barnes & Noble, Inc./1/                                       479,600          17,625         .50

Wal-Mart Stores, Inc.                                         575,000          13,800         .39

Walgreen Co.                                                  400,000          11,650         .33

Giant Food Inc., Class A                                      350,000          11,287         .32

Michaels Stores, Inc./1/                                      600,000          9,900          .28

Arbor Drugs, Inc.                                             500,000          9,875          .28

Home Depot, Inc.                                              206,000          9,141          .26

Toys 'R' Us, Inc./1/                                          300,000          6,975          .20

Home Shopping Network, Inc./1/                                700,000          6,562          .19

Tesco PLC (United Kingdom)                                    1,430,156        6,316          .18

Delhaize 'Le Lion' SA (Belgium)                               150,000          6,260          .18

Duty Free International, Inc.                                 450,000          6,075          .17

Gap, Inc.                                                     80,000           3,620          .10

Circuit City Stores, Inc.                                     120,000          3,480          .10

Ito-Yokado Co., Ltd. (Japan)                                  60,000           3,306          .09

Williams-Sonoma, Inc./1/                                      150,000          3,000          .09

Cifra, SA de CV, Class C (Mexico)                             2,340,000        2,474          .07

Shoe Carnival, Inc./1/                                        412,000          1,596          .05

MISCELLANEOUS FINANCIAL SERVICES - 6.35%

Federal National Mortgage Assn.                               800,000          87,600         2.49

Federal Home Loan Mortgage Corp.                              560,000          43,120         1.22

Student Loan Marketing Assn.                                  380,000          26,648         .76

Capital One Financial Corp.                                   875,000          22,094         .63

ADVANTA Corp., Class B                                        300,000          11,625

ADVANTA Corp., Class A                                        250,000          10,375         .62

ORIX Corp. (Japan)                                            320,000          13,176         .38

H&R Block, Inc.                                               200,000          8,900          .25

ENTERTAINMENT & LEISURE - 5.43%

Walt Disney Co.                                               675,000          40,584         1.15

Carnival Cruise Lines, Inc., Class A                          1,520,000        39,520         1.12

Mirage Resorts, Inc./1/                                       1,000,000        33,875         .96

Harrah's Entertainment, Inc./1/                               1,290,000        32,089         .91

Circus Circus Enterprises, Inc./1/                            1,100,000        30,525         .87

Station Casinos, Inc./1/                                      725,000          10,875         .31

Nintendo Co., Ltd. (Japan)                                    50,000           3,922          .11

HEALTH & PERSONAL CARE SERVICES - 4.70%

United HealthCare Corp.                                       1,060,000        66,647         1.89

Humana Inc./1/                                                1,100,000        30,800         .88

Columbia/HCA Healthcare Corp.                                 425,000          21,941         .62

Health Systems International, Inc., Class A/1/                550,000          17,875         .51

PacifiCare Health Systems, Inc., Class A/1/                   100,000          8,500

PacifiCare Health Systems, Inc., Class B/1/                   50,000           4,337          .36

FHP International Corp./1/                                    305,400          8,857          .25

Value Health, Inc./1/                                         130,000          3,266          .09

Vivra Inc./1/                                                 90,000           2,047          .06

Coram Healthcare Corp./1/                                     230,000          1,265          .04

COMPUTER SERVICES & SOFTWARE - 2.96%

Sybase, Inc./1/                                               850,600          29,877         .85

Tech Data Corp./1/                                            900,000          15,187         .43

Electronic Arts/1/                                            355,200          12,121         .35

CUC International Inc./1/                                     300,000          11,400         .32

General Motors Corp., Class E                                 200,000          10,100         .29

Policy Management Systems Corp./1/                            220,000          9,845          .28

Oracle Corp.(Formerly Oracle Systems Corp.)/1/                100,000          4,537          .13

Fractal Design Corp./1/                                       250,000          3,563          .10

MacNeal-Schwendler Corp.                                      200,000          3,125          .09

Avid Technology, Inc./1/                                      70,000           2,774          .08

FTP Software, Inc. /1/                                        50,000           1,519          .04

RESTAURANTS - 2.17%

Brinker International, Inc./1/                                2,320,000        35,670         1.01

McDonald's Corp.                                              470,000          20,974         .60

Foodmaker, Inc./1/                                            1,900,000        9,975          .28

Sizzler International, Inc.                                   1,100,000        4,262          .12

Au Bon Pain Co., Inc./1/                                      400,000          3,650          .11

Outback Steakhouse, Inc./1/                                   50,000           1,825          .05

COMPUTER SYSTEMS - 1.48%

Silicon Graphics, Inc./1/                                     900,000          32,850         .93

Digital Equipment Corp./1/                                    200,000          11,775         .34

International Business Machines Corp.                         77,000           7,440          .21

ELECTRONIC DATA PRODUCTS - 1.40%

General Instrument Corp./1/                                   1,247,300        31,962         .91

America Online, Inc./1/                                       423,800          17,323         .49

MISCELLANEOUS PUBLIC SERVICES - 1.29%

WMX Technologies, Inc.                                        695,000          20,503         .58

Waste Management International PLC (American

 Depositary Receipts) (United Kingdom)/1/                     1,465,000        15,199         .43

ADT Ltd. (Bermuda)/1/                                         500,000          7,000          .20

Eurotunnel SA (France)/1/                                     1,899,400        2,778          .08

ENERGY SERVICES - 1.28%

Sonat Offshore Drilling Inc.                                  400,000          13,800         .39

Helmerich & Payne, Inc.                                       500,000          13,625         .39

Schlumberger Ltd. (Netherlands Antilles)                      200,000          12,700         .36

Landmark Graphics Corp./1/                                    250,000          5,000          .14

HOTELS & MOTELS - 1.05%

Marriott International, Inc.                                  755,000          28,124         .80

Promus Hotel Corp./1/                                         400,000          8,850          .25

DIVERSIFIED SERVICES - 0.71%

First Pacific Co. Ltd. (Hong Kong)                            10,724,106       11,648         .33

Brambles Industries Ltd. (Australia)                          1,000,000        10,922         .31

Benpres Holdings Corp. (Global Depositary

 Receipts) (Philippines)/1/ /2/                               509,190          2,485          .07

ADVERTISING - 0.66%

Interpublic Group of Companies, Inc.                          320,000          12,280         .35

Omnicom Group Inc.                                            100,000          6,675          .19

Havas SA (France)                                             59,204           4,343          .12

DELIVERY SERVICES - 0.55%

Federal Express Corp./1/                                      260,000          19,435         .55

REAL ESTATE - 0.53%

Host Marriott Corp./1/                                        1,450,000        18,669         .53

AIRLINES - 0.49%

Southwest Airlines Co.                                        500,000          12,500         .36

AMR Corp./1/                                                  60,000           4,597          .13

ELECTRIC UTILITIES - 0.40%

National Power PLC (United Kingdom)                           1,450,000        10,255         .29

CESP - Companhia Energetica de Sao Paulo,

 preferred nominative (Brazil)                                133,590,000      3,610

CESP - Companhia Energetica de Sao Paulo,

 ordinary nominative                                          4,995,000        118

CESP - Companhia Energetica de Sao Paulo,

 preferred nominative (American Depositary

 Receipts)/1/                                                 2,000            16             .11

ENGINEERING & CONSTRUCTION - 0.38%

Jacobs Engineering Group Inc./1/                              555,000          13,389         .38

INFORMATION & PRINTING SERVICES - 0.37%

Primark Corp./1/                                              466,500          12,887         .37

MISCELLANEOUS BUSINESS SERVICES - 0.23%

Robert Half International Inc.                                200,000          8,025          .23

RAIL & ROAD SERVICES - 0.13%

Norfolk Southern Corp.                                        50,000           3,937          .11

Canadian National Railway System - 1st Installment

 (Canada)/1/                                                  50,000           750            .02

ENVIRONMENTAL SERVICES - 0.03%

Ecolab Inc.                                                   40,000           1,150          .03

MISCELLANEOUS

Other stocks in initial period of acquisition                                  142,420        4.04

                                                                               ---------      -------

TOTAL STOCKS

 (cost: $2,165,415,000)                                                        2,981,043      84.63

                                                              Principal        ---------      -------

                                                              Amount

Short-Term Securities                                         (000)

----------------------------------------                      -----------      ---------      -------

CORPORATE SHORT-TERM NOTES- 15.29%

Ford Motor Credit Co. 5.70% due

 1/9-1/24/96                                                  45,900           $45,569        1.29

Central and South West Corp. 5.68%-5.72%

 due 12/12/95-1/23/96                                         38,650           38,447         1.09

General Electric Capital Corp. 5.70%

 due 12/6-12/11/95                                            38,200           38,157         1.08

Wal-Mart Stores, Inc. 5.68% due

 12/19-12/21/95                                               36,200           36,085         1.02

Coca-Cola Co. 5.67%-5.70% due 12/12-

 12/14/95                                                     33,600           33,529         .94

John Deere Capital Corp. 5.72% due

 1/16/96                                                      30,000           29,775         .85

A. I. Credit Corp. 5.67%-5.68% due

 1/8-1/26/96                                                  25,000           24,824         .71

Motorola Credit Corp. 5.69% due 12/8/95                       24,800           24,769         .70

H.J. Heinz Co. 5.70%-5.72% due 12/5

 -12/18/95                                                    24,600           24,556         .70

American General Finance Corp. 5.70%

 due  12/5/95                                                 21,400           21,383         .61

Beneficial Corp. 5.67%-5.70% due 12/18/95

 -1/11/96                                                     21,100           20,981         .60

AT & T Co. 5.64%-5.69% due 12/19-12/21/95                     20,200           20,135         .57

J.C. Penney Funding Corp. 5.71% due

 12/11/95                                                     20,000           19,965         .57

Procter & Gamble Co. 5.67% due 1/29/96                        20,000           19,810         .56

SAFECO Credit Co. Inc. 5.67% due 1/26/96                      15,520           15,380         .44

National Rural Utilities Cooperative

 Finance Corp. 5.68% due 1/12/96                              15,000           14,898         .42

Xerox Corp. 5.68% due 1/12/96                                 15,000           14,898         .42

Associates Corp. of North America 5.89%

 due 12/1/95                                                  13,350           13,348         .38

Eli Lilly and Co. 5.67% due 12/15/95                          12,900           12,870         .37

U S WEST Communications, Inc. 5.70% due

 12/13/95                                                     12,000           11,975         .34

Kimberly-Clark Corp. 5.67% due 12/28/95                       11,000           10,951         .31

American Express Credit Co. 5.70% due

 1/11/96                                                      10,000           9,934          .28

Avco Financial Services Inc. 5.65% due

 1/30/96                                                      10,000           9,903          .28

Harvard University 5.70% due 12/13/95                         8,650            8,632          .25

PACCAR Financial Corp. 5.71% due

 12/5/95                                                      6,800            6,795          .19

CIT Group Holdings Inc. 5.72% due

 12/4/95                                                      6,000            5,996          .17

Toys R Us, Inc.5.68% due 12/8/95                              5,200            5,193          .15

FEDERAL AGENCY DISCOUNT NOTES- 0.61%

Federal Home Loan Bank 5.67% due 12/18/95                     21,300           21,240         .61

                                                                               ---------      -------

TOTAL SHORT-TERM SECURITIES

 (cost: $560,014,000)                                                          559,998        15.90

                                                                               ---------      -------

TOTAL INVESTMENT SECURITIES

 (cost: $2,725,429,000)                                                        3,541,041      100.53



Excess of payables over cash and receivables                                   18,465         .53

                                                                               ---------      -------

NET ASSETS                                                                     $3,522,576     100.00%

                                                                               =========      =======



/1/ NON-INCOME-PRODUCING SECURITIES.
/2/ PURCHASED IN A PRIVATE PLACEMENT TRANSACTION; RESALE TO THE PUBLIC MAY REQUIRE REGISTRATION OR MAY EXTEND ONLY TO QUALIFIED INSTITUTIONAL BUYERS.

SEE NOTES TO FINANCIAL STATEMENTS


STOCKS APPEARING IN THE PORTFOLIO
SINCE MAY 31, 1995
-------------------------------------------

Arbor Drugs
Banco de Santander
Barnes & Noble
H&R Block
Brambles Industries
Brinker International
Canadian National Railway System
Chris-Craft Industries
Fractal Design
FTP Software
Gap
General Instrument
Giordano Holdings
Harrah's Entertainment
Health Systems International
Michaels Stores
National Power
ORIX
Primark
Robert Half International
Sonat Offshore Drilling
Sybase
Tele-Communications International
Walgreen
Wal-Mart Stores


STOCKS ELIMINATED FROM THE PORTFOLIO
SINCE MAY 31, 1995
-------------------------------------------

Apple Computer
BankAmerica
Bay Networks
Canadian Imperial Bank of Commerce
China Light & Power
Enhance Financial Services Group
Intel
Le Groupe Videotron Ltee
LIN Broadcasting
Lotus Development
Munchener Ruckversicherungs-Gesellschaft
Perusahaan Perseroan (Persero) PT Indonesian
 Satellite
Rogers Communications
Symantec
Thai Military Bank
TJX Companies


THE NEW ECONOMY FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND                                                             (DOLLARS IN

LIABILITIES AT NOVEMBER 30, 1995                                                    THOUSANDS)

                                                           -------------            -------------

ASSETS:

Investment securities at market

 (cost: $2,725,429)                                                                 $3,541,041

Cash                                                                                12

Receivables for-

 Sales of investments                                      $ 730

 Sales of fund's shares                                    18,988

 Dividends                                                 4,101                    23,819

                                                           -------------            -------------

                                                                                    3,564,872

LIABILITIES:

Payables for-

 Purchases of investments                                  16,425

 Repurchases of fund's shares                              23,032

 Management services                                       1,247

 Accrued expenses                                          1,592                    42,296

NET ASSETS AT NOVEMBER 30, 1995-                           -------------            -------------

 Equivalent to $16.98 per share on

 207,474,477 shares of beneficial

 interest issued and outstanding;

 unlimited shares authorized                                                        $3,522,576

                                                                                    =============







STATEMENT OF OPERATIONS                                                             (DOLLARS IN

FOR THE YEAR ENDED NOVEMBER 30, 1995                                                THOUSANDS)

----------------------------------------                   -------------            -------------

INVESTMENT INCOME:

Income:

 Dividends                                                 $ 32,308

 Interest                                                  34,095                   $ 66,403

                                                           -------------

Expenses:

 Management services fee                                   13,517

 Distribution expenses                                     6,124

 Transfer agent fee                                        4,047

 Reports to shareholders                                   291

 Registration statement and prospectus                     479

 Postage, stationery and supplies                          1,046

 Trustees' fees                                            103

 Auditing and legal fees                                   45

 Custodian fee                                             708

 Taxes other than federal income tax                       46

 Other expenses                                            92                       26,498

                                                           -------------            -------------

 Net investment income                                                              39,905

                                                                                    -------------

REALIZED GAIN AND UNREALIZED

 APPRECIATION ON INVESTMENTS:

Net realized gain                                                                   146,663

Net increase in unrealized

 appreciation on investments:

 Beginning of year                                         355,041

 End of year                                               815,599

  Net unrealized appreciation                              -------------

   on investments                                                                   460,558

 Net realized gain and unrealized                                                   -------------

  appreciation on investments                                                       607,221

NET INCREASE IN NET ASSETS                                                          -------------

 RESULTING FROM OPERATIONS                                                          $647,126

                                                                                    =============







                                                                                    (DOLLARS IN

STATEMENT OF CHANGES IN NET ASSETS                                                  THOUSANDS)

----------------------------------------                   -------------            -------------



                                                           Year Ended               November 30

                                                           1995                     1994

Operations :                                               -------------            -------------

Net investment income                                      $   39,905               $   28,986

Net realized gain on investments                           146,663                  120,824

Net unrealized appreciation

 (depreciation) on investments                             460,558                  (225,519)

                                                           -------------            -------------

 Net increase (decrease) in net assets

  resulting from operations                                647,126                  (75,709)

                                                           -------------            -------------

DIVIDENDS AND DISTRIBUTIONS PAID TO

  SHAREHOLDERS:

Dividends from net investment income                       (33,138)                 (15,140)

Distributions from net realized

 gain on investments                                       (120,976)                (151,346)

                                                           -------------            -------------



 Total dividends and distributions                         (154,114)                (166,486)

                                                           -------------            -------------

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold:

 50,144,726 and 59,645,687

 shares, respectively                                      747,511                  1,301,162

Proceeds from shares issued in

 reinvestment of net investment income

 dividends and distributions of net

 realized gain on investments:

 10,606,653 and 5,227,221 shares,

 respectively                                              145,052                  154,809

Cost of shares repurchased:

 30,229,239 and 24,316,506

 shares, respectively                                      (454,846)                (534,094)

                                                           -------------            -------------

 Net increase in net assets resulting

  from capital share transactions                          437,717                  921,877

                                                           -------------            -------------

TOTAL INCREASE IN NET ASSETS                               930,729                  679,682



NET ASSETS:

Beginning of year                                          2,591,847                1,912,165

End of year (including undistributed                       -------------            -------------

 net investment income: $27,814 and

 $21,210, respectively)                                    $3,522,576               $2,591,847

                                                           =============            =============


 See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Stocks traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The fund does not identify the portion of each amount shown in the fund's statement of operations under the caption "Realized Gain and Unrealized Appreciation on Investments" that arises from changes in non-U.S. currency exchange rates.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $708,000 includes $13,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of November 30, 1995 net unrealized appreciation on investments for book and federal income tax purposes aggregated $815,612,000, of which $921,003,000 related to appreciated securities and $105,391,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended November 30, 1995. The cost of portfolio securities for book and federal income tax purposes was $2,725,429,000 at November 30, 1995.

3. The fee of $13,517,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, calculated at the lower of the annual rates of 0.60% of the first $300 million of average net assets; 0.48% of such assets in excess of $300 million but not exceeding $750 million; 0.45% of such assets in excess of $750 million but not exceeding $1.25 billion; and 0.42% of such assets in excess of $1.25 billion; OR 0.58% of the first $500 million of the fund's net assets; 0.48% of such assets in excess of $500 million but not exceeding $1 billion; 0.44% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.41% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.39% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.38% of such assets in excess of $4 billion but not exceeding $6.5 billion; and 0.375% of such assets in excess of $6.5 billion. The latter fee schedule provides for lower fees when net assets exceed $3 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended November 30, 1995, distribution expenses under the Plan were $6,124,000. As of November 30, 1995, accrued and unpaid distribution expenses were $1,436,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,047,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,620,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Trustees of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of November 30, 1995, aggregate amounts deferred were $35,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of November 30, 1995, accumulated undistributed net realized gain on investments was $143,655,000 and paid-in capital was $2,535,508,000. The fund reclassified permanent book and tax differences relating to shareholder distributions of $163,000 from undistributed net investment income to undistributed net realized gains for the year ended November 30, 1995.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $1,044,986,000 and $661,189,000, respectively, during the year ended November 30, 1995.

     Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 1995, such non-U.S. taxes were $1,679,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $54,000 for the year ended November 30, 1995.


PER-SHARE DATA AND RATIOS/1/

                                                           YEAR           ENDED          NOVEMBER      30

                                             -------       --------       -------        ------        ------

                                             1995          1994           1993           1992          1991

                                             -------       --------       -------        ------        ------

Net Asset Value, Beginning

 of Year                                     $14.65        $16.47         $13.17         $10.98        $9.80

                                             -------       --------       -------        ------        ------



 INCOME FROM INVESTMENT

  OPERATIONS:

  Net investment income                      .20           .17            .11            .08           .15

  Net realized and unrealized

   gain (loss) on investments                2.99          (.59)          3.75           2.45          1.76

   Total income  from                        -------       --------       -------        ------        ------

    investment operations                    3.19          (.42)          3.86           2.53          1.91

                                             -------       --------       -------        ------        ------

 LESS DISTRIBUTIONS:

  Dividends from net investment

   income                                    (.18)         (.12)          (.07)          (.14)         (.26)

  Distributions from net realized

   gains                                     (.68)         (1.28)         (.49)          (.20)         (.47)

                                             -------       --------       -------        ------        ------

   Total distributions                       (.86)         (1.40)         (.56)          (.34)         (.73)

                                             -------       --------       -------        ------        ------

Net Asset Value, End of Year                 $16.98        $14.65         $16.47         $13.17        $10.98

                                             =======       ========       =======        ======        ======

Total Return/2/                              23.22%         (2.94)%       30.60%         23.58%        20.68%



RATIOS/SUPPLEMENTAL DATA:

 Net assets, end of year

  (in millions)                              $3,523        $2,592         $1,912         $1,115        $908

 Ratio of expenses to average

  net assets                                 .88%          .85%           .85%           .89%          .92%

 Ratio of net income to

  average net assets                         1.33%         1.25%          .76%           .67%          1.33%

 Portfolio turnover rate                     27.03%        25.51%         26.97%         19.03%        18.52%


/1/ Adjusted to reflect the 100% share dividend effective May 26, 1994.

/2/ Calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.


Independent Auditors' Report

To the Board of Trustees and Shareholders of The New Economy Fund:

    We have audited the accompanying statement of assets and liabilities of The New Economy Fund, including the schedule of portfolio investments, as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at November 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The New Economy Fund at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
December 22, 1995


1995 TAX INFORMATION (unaudited)

      We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

     Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 23% of the dividends paid by the fund from net investment income represents qualifying dividends.

     Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

     SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1996 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1995 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

FUND SERVICES

These handy services can add convenience and flexibility to your American Funds investments.

ADDING TO YOUR INVESTMENT

There are three ways you can group your American Funds purchases to qualify for a quantity discount:

-Right of accumulation: You can combine the value of your existing shares with those you are purchasing to qualify for a discount.

-Statement of Intention: You can, without obligation, use a Statement of Intention that allows you to combine the value of your existing shares and the purchases you intend to make over a 13-month period so you can take immediate advantage of the maximum quantity discount available.

-Concurrent purchases: By purchasing shares in more than one American Fund simultaneously, you may qualify for a quantity discount.

(Shares of money market funds purchased directly do not apply to quantity discounts. Additionally, certain accounts may not be eligible to be grouped. See the fund's prospectus or your investment professional for more details.)

Subsequent investments by mail: Once your account has been established and you've selected a broker/dealer, simply send a check for $50 or more, along with the bottom portion of your account statement, to American Funds Service Company.


PUTTING YOUR INVESTMENTS ON AUTOPILOT

Automatic investment plan: You can make automatic investments regularly by authorizing American Funds Service Company to deduct a specified sum from your bank account.

Automatic exchange plan: You can automatically exchange $50 or more between funds on a regular basis.

Automatic withdrawal plan: You can arrange to have regular checks for specified amounts sent to you or to anyone you designate in any month(s) you choose.


CHOOSING THE PAYOUT SYSTEM THAT'S RIGHT FOR YOU

Automatic reinvestment: All dividends and capital gain distributions can be automatically reinvested in additional fund shares without a sales charge.

Cross-reinvestment: You can reinvest dividends and/or capital gains from one fund to another fund at no charge if you have a balance of at least $5,000 in the originating fund or meet the minimum initial investment for the receiving fund.

Dividends in cash: You can elect to take dividends in cash.


REPORTS YOU'LL RECEIVE FROM US

Confirmations of transactions: You receive account statements reflecting the transactions in your account.

Consolidated quarterly statements: If you have more than one account with the American Funds, you can request a quarterly statement combining certain accounts registered to the same individual.

Year-end tax reports: At the end of each year, you will receive an individual report which shows the tax status of the distributions paid to you during the year. In many instances, these reports can help you calculate taxes due on shares sold by reporting average cost.


SPECIAL SERVICES

Exchange privileges: You can transfer some or all of your holdings into other American Funds by mail or by phone. Certain restrictions apply (a sales charge may apply if one has not already been paid), and it's important to remember that an exchange constitutes a sale and purchase for tax purposes.

Telephone information service: American FundsLine(R) is a toll-free service which gives you account information as well as current prices for all American Funds. Just call 800/325-3590.

Safekeeping of certificates: Your shares are credited to your account and certificates are not issued unless specifically requested. (Certificates are not available for money market funds.)

Free check-writing withdrawal service: If you have a money market fund account, this service enables you to write checks for $250 or more against the account. The account continues to earn daily interest until checks clear the fund's bank.

Retirement plans: A wide variety of plans is available.

FOR MORE COMPLETE INFORMATION ABOUT THESE SERVICES OR ABOUT ANY OF THE AMERICAN FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR PHONE THE FUND'S TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THESE SERVICES ARE SUBJECT TO CHANGE OR TERMINATION.


BOARD OF TRUSTEES

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate Director and author; former United States Ambassador to Spain; former Vice Chairman of the Board, Knight-Ridder, Inc.; former Chairman and Publisher, The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California Edison Company

ALAN W. CLEMENTS
London, England
Private investor; former Executive Director -- Finance, Imperial Chemical Industries PLC

ROBERT B. EGELSTON
Los Angeles, California
Chairman of the Board of the fund
Former Chairman of the Board,
The Capital Group Companies, Inc.

ALAN GREENWAY
La Jolla, California
Private investor; President, Greenway Associates, Inc.
(management consulting services)

WILLIAM R. GRIMSLEY
San Francisco, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

GRAHAM HOLLOWAY
Dallas, Texas
Former Chairman of the Board,
American Funds Distributors, Inc.

LEONADE D. JONES
Washington, D.C.
Treasurer, The Washington Post Company

WILLIAM H. KLING
St. Paul, Minnesota
President, Minnesota Public Radio; President,
Greenspring Co.; former President,
American Public Radio (now Public Radio International)

NORMAN R. WELDON, PH.D.
Miami, Florida
President and Director, Corvita Corporation;
Chairman of the Board, Novoste Corporation

PATRICIA K. WOOLF
Princeton, New Jersey
Private investor; lecturer, Department of
Molecular Biology, Princeton University


OTHER OFFICERS

TIMOTHY D. ARMOUR
Los Angeles, California
Vice President of the fund
Executive Vice President, Capital Research Company

VINCENT P. CORTI
Los Angeles, California
Vice President of the fund
Vice President -- Fund Business Management Group, Capital Research and Management Company

STEVEN N. KEARSLEY
Brea, California
Vice President and Treasurer of the fund
Vice President and Treasurer,
Capital Research and Management Company

JAMES B. LOVELACE
Los Angeles, California
Vice President of the fund
Vice President,
Capital Research and Management Company

CHAD L. NORTON
Los Angeles, California
Secretary of the fund
Vice President -- Fund Business Management Group, Capital Research and Management Company

MARY C. HALL
Brea, California
Assistant Treasurer of the fund
Senior Vice President -- Fund Business Management Group, Capital Research and Management Company

ROBERT P. SIMMER
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President -- Fund Business Management Group, Capital Research and Management Company


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER, CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92621-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 2205
Brea, California 92622-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
O'Melveny & Myers
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462


This report is for the information of shareholders of The New Economy Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1996, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.


Litho in USA  BDA/AL/2799
Lit. No. NEF-011-0196
[The American Funds Group(R)]